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                                                                 EXHIBIT 10.28



                              McKESSON HBOC, INC.


                       STATEMENT OF TERMS AND CONDITIONS
                  APPLICABLE TO CERTAIN STOCK OPTIONS GRANTED
                              ON JANUARY 27, 1999


                Unless otherwise stated in an Agreement (as defined herein) the following terms and conditions shall apply to each stock option ("Option") granted on January 27, 1999, to an employee of McKesson HBOC, Inc. (the "Company") or an affiliate of the Company Optionee) other than stock options designated as granted under the McKesson Corporation (the "Company") 1994 Stock Option and Restricted Stock Plan.

                1.      Stock Subject to Options. All Options shall be for the
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purchase of shares of common stock ($0.01 par value) of the Company (the
"Stock") subject to adjustment as provided in Section 18 of this Statement of Terms and Conditions.

                2.      Option Agreement. Options shall be evidenced by an
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agreement ("Agreement") to be executed by the Optionee and the Company setting forth the basic terms and conditions of the Option. Each Agreement shall incorporate by reference and be subject to the terms and conditions set forth in this Statement of Terms and Conditions.

                3.      Option Purchase Price. The purchase price of the Stock
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subject to this Option shall be the Option Price Per Share, as specified in the
Agreement, which price shall be not less than the per share "fair market value" of such Stock as of the date such Option was granted (the "Grant Date"). "Fair market value" means the composite closing price on the Grant Date, as reported in The Wall Street Journal.

                4.      Option Period and Vesting of Right to Exercise.
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                        (a)     Option Period.  Options shall be exercisable
only during the applicable Option Period, and during such Option Period, the exercisability of an Option shall be subject to the vesting provisions of subparagraph 4(b) herein as modified by the rules set forth in paragraphs 5 and 6 herein. The Option Period shall commence on the Grant Date set forth in the Agreement and, except as otherwise provided in paragraph 5, shall end on the Terminal Date which shall be ten years from such Grant Date.

                        (b)     Vesting of Right to Exercise Options.
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                                (1)     Installment Option. Except as provided
in paragraph 6 below, an Option shall be exercisable during the Option Period as follows:

                                        (i)     As to 50% of the number of
shares covered by the Option, at any time after two years from the Grant Date;
and

                                        (ii)    As to an additional 25% of the
number of shares covered by the Option, at any time after three years from the Grant Date; and

                                        (iii)   As to an additional 25% of the
number of shares covered by the Option, at any time after four years from the Grant Date.

                                (2)     Any vested portion of an Option not
exercised hereunder shall accumulate and be exercisable at any time on or before the Terminal Date, subject to the rules set forth in paragraph 6. No Option may be exercised for less than 5% of the total number of shares then available under such Option. In no event shall the Company be required to issue fractional shares.

                5.      Limits on Option Period and Acceleration of Vesting. The
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Option Period may end before the Terminal Date, and in the circumstances described in subparagraphs 5 (b), (d), (e) and (f), the vesting of rights to exercise Options may be accelerated, (subject to the provisions of paragraph 6 below), as follows:

                        (a) If Optionee ceases to be a bona fide employee of the Company or of its affiliates during the Option Period for reasons other than for Cause (as defined herein), Normal or Early Retirement (as defined in (e) below) or death, the Option Period shall end three (3) months after the date of termination or on the Terminal Date, whichever date shall first occur, and the Option shall be exercisable only to the extent that it was exercisable under the provisions of the foregoing paragraph 4 at the time of such cessation of employment. For purposes of this Statement of Terms and Conditions, termination of employment for Cause shall mean termination upon Optionee's negligent or willful engagement in misconduct which, in the sole determination of the Company, is injurious to the Company, its employees, or its customers. If Optionee is absent from work with the Company or an affiliate because of his Disability (as defined in the Company's Short Term Disability Plan), other than Long-Term Disability (as defined herein), or if Optionee is on leave of absence for the purpose of serving the government of the country in which the principal place of employment of Optionee is located, either in a military or civilian capacity, or for such other purpose or reason as the Compensation Committee of the Board of Directors of the Company (the "Committee") may approve, Optionee shall not be deemed during the

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period of any such absence, by virtue of such absence alone, to have terminated employment with the Company or an affiliate except as the Committee may otherwise expressly determine.

                (b) If Optionee ceases to be a bona fide employee of the Company or of its affiliates (for reasons other than for cause, retirement or death) during the Option Period, the Committee may, in its sole and absolute discretion (and subject to conditions deemed appropriate in the circumstances) approve the continuation of the vesting schedule for any or all Options of Optionee then remaining outstanding. In the event of Optionee's death, Long-Term Disability, or a Change in Control occurring while Options remain outstanding, Optionee's vesting schedule shall be accelerated. The Option Period for any Option vesting pursuant to this subparagraph (b) shall end three (3) months after the last Option installment vests, or on the Terminal Date, whichever first occurs.

                (c) If the employment of Optionee is terminated for Cause, the Option Period shall end on the date of such termination of employment and the Option shall thereupon not be exercisable to any extent whatsoever.

                (d) In the case of Long-Term Disability of an Optionee, the Option Period shall end three (3) years after the date of such disability or on the Terminal Date, whichever shall first occur, and the Optionee may exercise the entire unexercised portion of the then exercisable shares covered by such Option (or any lesser amount) remaining at the date of such Long-Term Disability. Notwithstanding the foregoing, the Committee may, in its sole discretion, accelerate the vesting schedule as to all or any portion of an Option which is not yet exercisable, effective as of the date of Long-Term Disability of such Optionee. For purposes of this Statement of Terms and Conditions, Long-Term Disability shall mean (i) a physical or mental condition which, in the judgment of the Committee based on competent medical evidence satisfactory to the Committee, including, if required by the Committee, medical evidence obtained by an examination conducted by a physician selected by the Committee, renders an individual unable to engage in any substantial gainful activity for the Company and which impairment is likely to result in death or to be of long, continued and indefinite duration, or (ii) a judicial declaration of incompetence.

                (e) (i) If the employment of Optionee is terminated by reason of Normal Retirement, the vesting schedule for Optionee's rights to exercise Options shall be accelerated, and such Options shall be exercisable to the extent of the entire unexercised portion of the Option (or any lesser amount) remaining at the date of Normal Retirement.

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                                        For purposes of this paragraph 7(e),
"Normal Retirement" shall mean retirement:

                                        (I)     at age 65 (62, in the case of a
participant in the McKesson Corporation 1984 Executive Benefit Retirement Plan) with at least ten years of service with the Company; or

                                        (II)    as otherwise deemed appropriate
by the Committee.

                                (ii)    If the employment of Optionee is
terminated by reason of Early Retirement, the Option shall be exercised only to the extent of those shares (or any lesser amount) exercisable at the date of Early Retirement; provided, however, that the Committee may, in its sole discretion (and subject to conditions deemed appropriate in the circumstances), either (A) accelerate the vesting schedule as to all or any portion of an Option which is not yet exercisable, effective as of the date of Optionee's Early Retirement or (B) approve the continuation of the vesting schedule for any or all Options of Optionee then remaining outstanding.

                                        For purposes of this paragraph 5(e),
"Early Retirement" shall be defined to be termination of employment which occurs prior to Normal Retirement (as defined in (i) above) but on or after the date on which the Optionee's age (expressed in terms of years and completed months) plus Years of Retirement Share Plan Service (as determined under the terms of the Profit-Sharing Investment Plan) equals 65.

                                (iii)   With respect to any Option held by an
Optionee at Normal or Early Retirement, the Option Period shall end three (3) years after the date of retirement or on the Terminal Date, whichever occurs first; provided, however, that in the case of an Option held by an Optionee at Early Retirement as to which the Committee exercises its discretionary authority to approve the continuation of the vesting schedule, the Option Period shall end on the earlier of the Terminal Date or three (3) years after the date when the last Option installment vests.

                        (f) If Optionee should die while in the employ of the Company or an affiliate, or within a period of seven (7) months following retirement from the employ of the Company or an affiliate, or within the month of termination of employment with the Company or one of its affiliates, the Option Period shall end three (3) years after the date of death or on the Terminal Date, whichever shall first occur, and the Optionee's executor or administrator or the person or persons to whom Optionee's rights under any Option shall pass by will or by the applicable laws of descent and

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distribution, may exercise the entire unexercised portion of the then exercisable shares covered by such Option (or any lesser amount) remaining on the date of death. Notwithstanding the foregoing, the Committee may, in its sole discretion, accelerate the vesting schedule as to all or any portion of an Option which is not yet exercisable, effective as of the date of death of such Optionee.

                        (g) Upon a "Change in Control" (as defined in the Company's 1994 Stock Option and Restricted Stock Plan), then notwithstanding anything herein to the contrary, all Options that are outstanding at the time of such Change in Control shall become immediately exercisable in full.

                6.      Special Forfeiture and Repayment Rules. Any other
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provision of these terms and conditions to the contrary notwithstanding, if the
Committee determines that an Optionee has engaged in any of the actions described in (c) below, the consequences set forth in (a) and (b) below shall result:

                        (a) Any outstanding Option shall immediately and automatically terminate, be forfeited and shall cease to be exercisable, without limitation, by the Optionee or his or her representatives, in the case of the death of the Optionee.

                        (b) If the Optionee exercised an Option within six months prior to the date upon which the Company discovered that the Optionee engaged in any action described in (c) below, the Optionee, upon written notice from the Company, shall immediately pay to the Company the economic value realized or obtained by the exercise of such Option, measured at the date of exercise.

                        (c) The consequences described in (a) and (b) above shall apply if the Optionee, either before or after termination of employment with the Company or its affiliates:

                                (i)     Discloses to others, or takes or uses
for his own purpose or the purpose of others, any trade secrets, confidential information, knowledge, data or know-how or any other proprietary information or intellectual property belonging to the Company or its affiliates and obtained by the Optionee during the term of his employment, whether or not they are the Optionee's work product. Examples of such confidential information or trade secrets include, without limitation, customer lists, supplier lists, pricing and cost data, computer programs, delivery routes, advertising plans, wage and salary data, financial information, research and development plans, processes, equipment, product information and all other types and categories of

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information as to which the Optionee knows or has reason to know that the
Company or its affiliates intends or expects secrecy to be maintained;

                                (ii)    Fails to promptly return all documents
and other tangible items belonging to the Company or its affiliates in the Optionee's possession or control, including all complete or partial copies, recordings, abstracts, notes or reproductions of any kind made from or about such documents or information contained therein, upon termination of employment, whether pursuant to retirement or otherwise;

                                (iii)   Fails to provide the Company with at
least thirty (30) days' written notice prior to directly or indirectly engaging in, becoming employed by, or rendering services, advice or assistance to any business in competition with the Company or its affiliates. As used herein, "business in competition" means any person, organization or enterprise which is engaged in or is about to become engaged in any line of business engaged in by the Company or its affiliates at the time of the termination of the Optionee's employment with the Company or its affiliates;

                                (iv)    Fails to inform any new employer, before
accepting employment, of the terms of this paragraph and of the Optionee's continuing obligation to maintain the confidentiality of the trade secrets and other confidential information belonging to the Company or its affiliates and obtained by the Optionee during the term of his employment with the Company or any Subsidiary;

                                (v)     Induces or attempts to induce, directly
or indirectly, any of the customers of the Company or its affiliates, employees, representatives or consultants to terminate, discontinue or cease working with or for the Company or its affiliates, or to breach any contract with the Company or any of its affiliates, in order to work with or for, or enter into a contract with, the Optionee or any third party; or

                                (vi)    Engages in conduct which is not in good
faith and which disrupts, damages, impairs or interferes with the business, reputation or employees of the Company or its affiliates.

                The Committee shall determine in its sole discretion whether the Optionee has engaged in any of the acts set forth in (i) through (vi) above, and its determination shall be conclusive and binding on all interested persons.

                Any provision of this paragraph which is determined by a court of competent jurisdiction to be invalid or unenforceable should be construed or limited in a manner that is valid and enforceable and that comes closest to the business objectives

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intended by such invalid or unenforceable provision, without invalidating or rendering unenforceable the remaining provisions of this paragraph.

                7.      Method of Exercise. Optionee may exercise an Option with
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respect to all or any part of the shares of Stock then subject to such exercise as follows:

                        (a) By giving the Company, or its authorized representative designated for this purpose, written notice of such exercise specifying the number of such shares as to which the Option is so exercised. Such notice shall be accompanied by an amount equal to the Option Price of such shares, in the form of any one or combination of the following: cash or a certified check, bank draft, postal or express money order payable to the order of the Company in lawful money of the United States. The Optionee may pay the Option Price, in whole or in part, by tendering to the Company or its authorized representative shares of Stock which have been owned by Optionee for at least six (6) months prior to said tender, and having a fair market value, as determined by the Company, equal to the Option Price for such shares, or in lieu of the delivery of actual shares of Stock in such tender, the Company may accept an attestation by Optionee, in a form prescribed by the Company or its authorized representative, that Optionee owns sufficient shares of Stock of record or in an account in street name to satisfy the option exercise price, and such attestation will be deemed a tender of shares for purposes of this method of exercise. The Company or its authorized representative may accept payment of the Option Price in the form of Optionee's personal check. Payment may also be made by delivery (including by FAX transmission) to the Company of an executed irrevocable option exercise form together with irrevocable instructions to an approved registered investment broker to sell shares in an amount sufficient to pay the exercise price plus any applicable withholding taxes and to transfer the proceeds of such sale to the Company.

                        (b) If required by the Company, by giving satisfactory assurance in writing, signed by Optionee, that such shares are being purchased for investment and not with a view to the distribution thereof; provided that such assurance shall be deemed inapplicable to (1) any sale of such shares by such Optionee made in accordance with the terms of a registration statement covering such sale, which has heretofore been (or may hereafter be) filed and become effective under the Securities Act of 1933, as amended (the "Securities Act") and with respect to which no stop order suspending the effectiveness thereof has been issued, and (2) any other sale of such shares with respect to which, in the opinion of counsel for the Company, such assurance is not required to be given in order to comply with the provisions of the Securities Act.

                        (c) As soon as practicable after receipt of the notice and the assurance described in subparagraphs 7(a) and 7(b), the Company shall, without transfer or issue tax (except for withholding tax arrangements contemplated in paragraph 14

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hereof) and without other incidental expense to Optionee, deliver to the
Optionee at the office of the Company, McKesson Plaza, One Post Street, San Francisco, California 94104, or such other place as may be mutually acceptable to the Company and Optionee, a certificate or certificates of such shares of Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") any applicable listing requirements of any national securities exchange and requirements under any other law or regulation applicable to the issuance or transfer of such shares.

                8.      Limitations on Transfer. An Option shall, during
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Optionee's lifetime, be exercisable only by Optionee. No Option nor any right granted thereunder shall be transferable by Optionee by operation of law or otherwise, other than by will, the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act. In the event of any attempt by Optionee to alienate, assign, pledge, hypothecate, or otherwise dispose of an Option or of any right thereunder, except as provided herein, or in the event of the levy of any attachment, execution, or similar process upon the rights or interest hereby conferred, the Company at its election may terminate the affected Option by notice to Optionee and the Option shall thereupon become null and void.

                9.      No Shareholder Rights. Neither Optionee nor any person
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entitled to exercise Optionee's rights in the event of Optionee's death shall have any of the rights of a shareholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares shall have been issued upon the exercise of an Option.

                10.     No Effect on Terms of Employment. Subject to the terms
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of any employment contract entered into by the Company and Optionee to the contrary, the Company (or its affiliate which employs him) shall have the right to terminate or change the terms of employment of Optionee at any time and for any reason whatsoever.

                11.     Notice. Any notice required to be given under the terms
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of an Agreement shall be addressed to the Company in care of its Secretary at
McKesson Plaza, One Post Street, San Francisco, California 94104, and any notice to be given to Optionee shall be addressed to him at the address indicated beneath his signature on the Agreement or such other address as either party may designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified and deposited (postage or registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

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                12.     Committee Decisions Conclusive. All decisions of the
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Committee upon any questions arising under this Statement of Terms and
Conditions or under an Agreement shall be conclusive.

                13.     No Effect on Other Benefit Plans. Nothing herein
                        --------------------------------
contained shall affect Optionee's right to participate in and receive benefits from and in accordance with the then current provisions of any pensions, insurance, or other employment welfare plan or program offered by the Company.

                14.     Withholding. Optionee agrees to make appropriate
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arrangements with the Company and his employer for satisfaction of any applicable federal, state or local income tax, withholding requirements or social security requirements. Such arrangements may include an election by Optionee to have the Company retain some portion of the Shares acquired pursuant to exercise of the Option to satisfy such withholding requirements. The election must be made prior to the date on which the amount to be withheld is determined.

                                If a qualifying election is made, then upon
exercise of this Option, in whole or in part, the Company will retain the number of shares of stock having a value equal to the amount necessary to satisfy any withholding requirements. Calculation of the number of shares to be withheld shall be made based on the closing price of the Stock on the New York Stock Exchange on the date that the amount of tax to be withheld is determined. In no event, however, shall the Company be required to issue fractional shares of Stock.

                                The Committee shall be authorized to establish
such rules, forms and procedures as it deems necessary to implement the foregoing.

                15.     Successors. Agreements shall be binding upon and inure
                        ----------
to the benefit of any successor or successors of the Company. "Optionee" as used herein shall include Optionee's executor, administrator, or other legal representative or the person or persons to whom Optionee's rights under any Option pass by will or by the applicable laws of descent and distribution.

                16. California Law. The interpretation, performance, and
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enforcement of all Agreements shall be governed by the laws of the State of
California.

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                17. Stock Appreciation Rights. Options may include stock
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appreciation rights if the grant of such rights is specified in the applicable
Agreement. Any stock appreciation rights granted under an Option subject to the Plan shall be subject to the following:

                        (a) On or after the date an Option which includes stock appreciation rights becomes exercisable under paragraphs 4 and 5 hereof, the Optionee may request the Committee in writing to accept the surrender of up to one half of the Shares then exercisable as provided in paragraphs 4 and 5 hereof and to authorize payment in consideration therefor. The amount of such payment shall be equal to the difference obtained by subtracting the Option Price Per Share of the Stock from the per share fair market value of such Stock on the date of surrender multiplied by the number of shares included in the surrendered portion of the Option. Such payment may be made, in the absolute discretion of the Committee, in shares of Stock valued at fair market value (as defined in the Plan) on the date of surrender or in cash, or partly in such shares and partly in cash.

                        (b) The Committee may accept any requested surrender of up to one half of the Shares hereunder at any time, provided, that any such acceptance shall be made in any event prior to the Terminal Date of an Option, or earlier, the date the Option ceases to be exercisable; and provided, however, that Optionee may exercise his right to surrender such Option in exchange for cash or a combination of cash and Stock only during an Authorized Surrender Period. If Optionee is absent from work with the Company or an affiliate because of disability or if Optionee is on leave of absence for the purpose of serving the government of the country in which the principal place of employment of Optionee is located, either in military or civilian capacity, or for such other purpose or reason as the Committee may approve, Optionee shall not be deemed during the period of such absence, by virtue of such absence alone, to have terminated his employment with the Company or an affiliate, except as the Committee may otherwise expressly provide.

                        (c) Optionee may make the request referred to in this paragraph 17 by giving the Committee written notice of such request, specifying the number of Shares subject to the Option as to which the right to surrender is requested.

                        (d) Notwithstanding the foregoing, if an Optionee's employment is terminated by reason of Retirement, then such Optionee's stock appreciation rights shall not be exercisable after seven (7) months after the date of Retirement or after the Terminal Date, whichever shall first occur.

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                18.     Adjustment of Shares Subject to Option. In the event
                        --------------------------------------
that the Committee shall determine that any dividend or other distribution (whether in the form of cash, stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to preserve (but not increase) the rights of the Optionee, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to (i) the number and kind of Shares issued in respect of an Option and (ii) the Option Price Per Share of an Option.

                19.     Amendments.  This Statement of Terms and Conditions and
                        ----------
any Agreement may be amended at any time by the Committee; provided, that no amendment may adversely affect the Option without the written consent of the Optionee.

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